EXHIBIT 99.4

PROFESSIONAL RELATIONS AND CONSULTING AGREEMENT

THIS PROFESSIONAL RELATIONS AND CONSULTING AGREEMENT (the “Agreement”) is between GZ6G TECHNOLOGIES CORP., a Nevada corporation, whose address (the "Company") 8925 West Post Road Suite 105-275 Las Vegas, NV 89148 and ACORN MANAGEMENT PARTNERS, L.L.C., a Georgia Limited Liability Company located at 4080 McGinnis Ferry Rd #1101, Alpharetta, GA 30005 (the "Consultant").

RECITALS:

WHEREAS, the Consultant is in the business of assisting public companies in strategic business outreach and professional relations services designed to help the investing public become knowledgeable about the benefits of ownership in particular companies through the calling and discussing those companies with financial professionals.

WHEREAS, the Consultant has developed a proprietary multi-layered system designed to build long-term relationships between the Company and the Consultant’s database of licensed financial professionals.

WHEREAS, Consultant has advised the Company that the Consultant is not in the business of stock brokerage, investment advice, or any activities which require registration under the Securities Act of 1933 (the “Act"), the Securities and Exchange Act of 1934 (the “Exchange Act"), or the Investment Advisors Act, and that the Consultant does not offer services which may require regulation under federal or state securities laws.

WHEREAS, the Company agrees, after having a complete understanding of the services desired by the Company and the services to be provided by the Consultant, that the Company desires to retain Consultant to provide its services as more fully set forth herein (the “Services”) for the Company, and the Consultant is willing to provide the Services to the Company.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

1. DUTIES AND INVOLVEMENT

The Company hereby engages Consultant to provide, on a non-exclusive basis, and Consultant agrees to provide, the Services to the Company which will include the following investor services:

•

Create a “Full Market Awareness Program” (the “Program”) that will be customized by the Consultant to fit Company’s needs in order to assist the Company in achieving its goals of creating awareness and knowledge about the Company and objectives over a period of time;

•

Drive long-term investors through financial professionals to the Company for fundamental reasons, therefore steadily increasing the shareholder base and creating a truly sophisticated market. This is done by creating relationships with financial professionals over a period of time.

•

Expand the Company’s investor base through production of a “Quick Facts” sheet for the Company and conference calls between financial professionals and the Company’s appointed executive to speak with such professionals. Consultant will reach out to approximately 3,000 contacts each month and provide a monthly broker report with all interested parties to the Company with relevant contact information.

•	The Services will be performed and directed at a U.S. audience.

Consultant may include the following additional services with the prior written consent of the Company: marketing surveys, professional financial investor support, strategic assistance to the Company’s business planning, broker relations, conducting due diligence meetings, attendance at conventions and trade shows, stockholder communications, review and assistance in updating a business plan, review and consulting advice on the capital structure for the Company, financial analyst and newsletter campaigns, conferences, seminars and national and international tours, including, but not by way of limitation, due diligence meetings, investor conferences and institutional conferences, printed media advertising design, television advertisements/commercials, newsletter production, broker solicitation campaigns, electronic public relations campaigns, direct mail campaigns, placement in investment publications and obtaining third party research coverage. These services typically have additional third-party fees, costs and service contracts associated with all of them and would be subject to additional funding by the Company at no cost to Consultant.

Consultant will not distribute or disseminate any information concerning the Company in any form or medium, unless such information and the form and context in which it is to be presented has either (i) been provided to Consultant by the Company expressly for distribution or dissemination pursuant to this Agreement, or (ii) has been reviewed and approved in writing by the Company prior to its distribution or dissemination by Consultant. Consultant will provide the Company a reasonable amount of time to review and ensure the accuracy and completeness of all such information.

2. RELATIONSHIP AMONG THE PARTIES

Consultant and Company each acknowledge and agree that in providing the Services the Consultant will be acting as an independent contractor. Nothing herein shall be construed to create a joint venture or partnership between the parties hereto or an employee/employer relationship. Consultant shall be an independent contractor pursuant to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party. The Consultant and its employees and agents are not officers, directors or agents of the Company, and will not be responsible for any management decisions on behalf of the Company, and may not commit the Company to any action. The Company and the Consultant further acknowledge and agree that the Consultant does not have, through stock ownership or otherwise, the power to control the Company as “control” is defined in the Act, the Exchange Act, or as used in common usage.

3. EFFECTIVE DATE, TERM AND TERMINATION

a.	Term. Subject to earlier termination according to the terms herein, this Agreement shall be effective on April 8, 2022, and will continue until April 7, 2023.

b.

Termination. This Agreement may be terminated at any time by either party for convenience, upon delivery of written notice to the other party. If this Agreement is terminated by the Company before the end of any period, then the Consultant shall be entitled to receive the entire compensation for the complete period. After such termination of this Agreement, Consultant shall not be entitled to any compensation for any periods that have not started following the date of termination.

4. TERM RENEWAL OR EXTENSION

This Agreement will not be automatically renewed or extended for any successive term unless by written mutual agreement on terms to be agreed upon.

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5. COMPENSATION AND PAYMENT OF EXPENSES

In consideration of the Services, the Company agrees to pay to the Consultant the following fees:

First period (6 Months)

•	Cash: $11,500 per month

•

Stock: $60,000 of Restricted Shares of the company, with the number of Restricted Shares of the company determined by dividing $60,000 by the closing price on the prior day to the execution of contract (issued and sent within 5 days of the execution and sent to the address in set forth below)

Second period (3 Months)

•	Cash: $11,500 per month

•

Stock: $30,000 of Restricted Shares of the company, with the number of Restricted Shares of the company determined by dividing $30,000 by the closing price on the last day of prior period (issued and sent within 5 days of the ending of the prior period and sent to the address in set forth below)

Third period (3 Months)

•	Cash: $11,500 per month

•

Stock: $30,000 of Restricted Shares of the company, with the number of Restricted Shares of the company determined by dividing $30,000 by the closing price on the last day of prior period (issued and sent within 5 days of the ending of the prior period and sent to the address in set forth below)

Payment Terms.

Cash. First payment will be made on the first day of engagement. All other payments will be made under said terms above. All cash payments will be made by wire or ACH within no later than a 3-day grace period of the due date which is the 22nd of the month.

Wells Fargo Bank NA

6175 Windward Parkway

Alpharetta, GA 30005

Phone 678-297-1062

ABA# 121000248

Acorn Management Partners

4080 McGinnis Ferry Road, Suite 1101

Alpharetta, Ga. 30005

Acct#

(If Needed) International Swift Code WFBIUS6S

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Stock: All stock issued by the Company is fully earned at the beginning of the Period for which it is due and payable and must be issued in accordance with the terms and dates agreed by both parties as set forth above in Section 5 (COMPENSATION AND PAYMENT OF EXPENSES). The consultant (Acorn) agrees they will not sell their stock for less than 15% discount to the market closing price and will not request a trade at any price below 15% discount to the market closing price on the day of sale. The consultant (Acorn) is additionally responsible for handling any transfer agent fees associated with issued stock.

The Restricted Shares issued upon exercise of the warrants shall be restricted and will bear the following restricted legend or something similar:

“The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), and have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. No transfer of these shares or any interest therein may be made except: (i) pursuant to an effective registration statement under the Act; (ii) pursuant to and in accordance with the terms and conditions of Rule 144; or (iii) pursuant to an opinion of counsel satisfactory to the issuer that such transfer does not require registration under the Act.”

The Restricted Shares/Warrants will be delivered to:

ACORN MANAGEMENT PARTNERS, L.L.C.

4080 McGinnis Ferry Road, Suite 1101, Alpharetta, GA 30005

Tax ID Number 26-2597933

Reimbursable Expenses. All expenses over $500.00 will be approved by the Company prior to being expensed by Consultant.

6. CONSULTANT’S REPRESENTATIONS AND WARRANTIES

Consultant represents and warrants to, and covenants with, the Company, as follows:

a.	Consultant has the capacity, power and authority to enter into this Agreement and Consultant has the ability, experience and skills necessary to carry out its obligations under this Agreement;
b.

Consultant and its officers, employees, agents and consultants shall comply with all securities laws and regulations applicable to the Company and Consultant, and all policies, rules and requirements of any exchange or quotation system on which the shares of the Company trade;

c.

Consultant shall, and shall cause its officers, employees, agents and co-consultants to act at all times in the best interests of the Company and to perform the services contemplated by this Agreement with the standard of care, skill and diligence of an experienced consultant with experience in performing investor relations, public relations and related types of services;

d.	Consultant, upon notice from the Company, will cease all services under this Agreement for the period directed by the Company without effect on the payment of compensation due hereunder;
e.

Consultant will not engage in any transaction involving the offer or sale of securities of the Company, and will not solicit or encourage any other party to engage in any transaction involving the offer or sale of securities of the Company, at any time that Consultant is in possession of material non-public information concerning the Company;

f.

Neither Consultant nor any of its affiliates or associates have or will act or be considered to act as a finder, underwriter, broker, dealer or promoter of any of the Company’s securities and none of the services required to be provided by Consultant under this Agreement shall require that they be registered as such. Further, Consultant agrees not to perform any services under this Agreement that would require such registration. All payments and authorizations under this Agreement constitute compensation for services performed or to be performed and do not constitute an offer, payment, promise or authorization for payment to Consultant, or its affiliates and/or associates to act as a finder, underwriter, broker, dealer or promoter of any of the Company’s securities;

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g.	Consultant shall comply with all instructions and directions regarding the Services under this Agreement received from the Company;

h.

Neither Consultant nor any of Consultant’s officers, directors or employees is subject to any disciplinary action by either the Financial Industry Regulatory Authority (FINRA) or the U.S. Securities and Exchange Commission by virtue of any violation of such organization’s rules and regulations and that to the best of its knowledge; none of its affiliates or subcontractors are subject to any such similar disciplinary action; and

i.

Investment Intent: (a) Consultant represents that it understands that the securities issued by the Company pursuant to this Agreement have not been registered for sale under Federal or state securities laws and that the securities are being offered and sold to Consultant pursuant to one or more exemptions from the registration requirements of such securities laws. Consultant represents and warrants that Consultant is an “accredited investor” within the meaning of Regulation D under the United States Securities Act of 1933, as amended (the “Act”). In the absence of an effective registration of the warrants or shares issuable upon exercise of the warrants or an exemption therefrom, any certificates for such securities shall bear an appropriate restrictive legend. Consultant understands that it must bear the economic risk of its investment in the securities for an indefinite period of time, as such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available; and (b) Consultant represents to the Company that Consultant is acquiring the securities for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act. The securities may not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Act.

7. SERVICES NOT EXCLUSIVE

Consultant shall devote such of its time and effort necessary to the performance of the Services hereunder. The Company acknowledges that Consultant is engaged in other business activities, and that it will continue such activities during the Term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the Term of this Agreement, including, without limitation, providing services similar to the Services to companies who may compete with the Company.

8. CONFIDENTIALITY

Each party acknowledges that it may have access to confidential information regarding the other party and its business. Consultant and the Company agree they will not, during or subsequent to the Term of this Agreement, divulge, furnish or make accessible to any person (other than with the written permission of the other party) any Confidential Information of the other party. Confidential Information shall mean information that is not publicly known and which the party intends to keep confidential and informs the other party of its desire to keep confidential.

Consultant acknowledges that pursuant to this Agreement Consultant may receive confidential insider information about the Company. Consultant and any director, manager officer, employee, agent or other person acting on its behalf agrees not to disclose such information to anyone, including, but not limited to, the Consultant affiliate’s family, friends, business associates or affiliates, until such information has been approved for release by the Company and is released to the general public. Consultant shall not use such confidential insider information to arrange for or solicit to buy or sell shares of the Company either directly or indirectly through any person, until such information has been approved for release by the Company and is released to the general public.

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9. COMPLIANCE WITH LAW; INDEMNIFICATION

a.

In connection with all services performed pursuant to this Agreement, Consultant shall comply with all securities laws and regulations applicable to the Company or Consultant, and all policies, rules and requirements of any exchange or quotation system on which the shares of the Company trade. Consultant will not engage in any transaction involving the offer or sale of securities of the Company, and will not solicit or encourage any other party to engage in any transaction involving the offer or sale of securities of the Company at any time that the Consultant is in possession of material non-public information concerning the Company.

b.

Consultant hereby covenants and agrees to indemnify the Company, its stockholders, directors, officers, employees, affiliates, and agents and their respective successors and assigns and to hold them harmless from and against any and all losses, claims, liabilities, obligations, fines, penalties, damages and expenses, including reasonable attorney’s fees (including such fees on appeal) incurred by any of them resulting from or arising out of any action by Consultant which constitutes a violation of any law or regulation or as a result of any misrepresentation or other breach of this Agreement made by Consultant.

c.

The Company hereby covenants and agrees to indemnify Consultant, its stockholders, directors, officers, employees, affiliates, and agents and their respective successors and assigns and to hold them harmless from and against any and all losses, claims, liabilities, obligations, fines, penalties, damages and expenses, including reasonable attorney’s fees (including such fees on appeal) incurred by any of them resulting from or arising out of any untrue statement of any material fact contained in any registration statement, prospectus or report filed by the Company with the U.S. Securities and Exchange Commission; or that arise out of or are based upon the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or as a result of any misrepresentation or other breach of this Agreement made by the Company.

10. MISCELLANEOUS PROVISIONS

a.

Notices. All notices required or permitted to be given under this Agreement shall be effective only if in writing (which includes electronic mail), and shall be deemed to have been given, received, and delivered (a) when personally delivered; (b) on the third (3rd) business day after the date on which mailed by certified or registered United States mail, postage prepaid and return receipt requested; or (c) on the same date on which transmitted by facsimile, electronic mail or other similar electronic means generating a receipt evidencing a successful transmission; or (d) on the next business day after the business day on which deposited with a public carrier regulated under United States laws for the fastest commercially available delivery (e.g., overnight), with a return receipt (or equivalent thereof administered by such regulated public carrier) requested, in a sealed envelope addressed to the party for whom intended at the address set forth on the signature page of this Agreement or such other address as either party may designate upon at least ten (10) days’ written notice to the other party.

b.	Time. Time is of the essence of this Agreement.

c.	Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

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d.

Titles and Captions. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

e.	Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

f.

Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

g.

Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

h.	Assignment. This Agreement may not be assigned by either party hereto without the written consent of the other, but subject to the foregoing, shall be binding upon the successors of the parties.

i.	Choice of Law. This Agreement shall be construed by and enforced in accordance with the laws of the State of Georgia.

j.

Arbitration. All disputes, claims and controversies arising out of or relating to the interpretation or enforcement of this Agreement, including but not limited to the determination of the scope or applicability of the agreement to arbitrate set forth in this Section 10(j), shall be determined by arbitration in Atlanta, Georgia, before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Streamlined Arbitration Rules and Procedures. Judgment on the arbitrator's award may be entered in any court of competent jurisdiction. This Section 10(j) shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. The arbitrator may, in the award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party.

k.

Entire Agreement. This Agreement contains the entire understanding and agreement among the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by all parties.

l.	Waiver. A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

m.

Counterparts; Electronic Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same Agreement. A copy of this Agreement that is executed by a party and transmitted by that party to the other party by facsimile or as an attachment (e.g., in ".tif" or ".pdf" format) to an email shall be binding upon the signatory to the same extent as a copy hereof containing that party's original signature.

[Signatures appear on the following page.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year provided herein.

COMPANY		CONSULTANT:

GZ6G TECHNOLOGIES CORP.		ACORN MANAGEMENT PARTNERS, L.L.C.

Title:	CEO	Title:	CEO

By:	/s/ Cole Smith	By:	/s/ John R. Exley III
	SIGNATURE		SIGNATURE

	COLE SMITH		JOHN R. EXLEY III

Date: April, 7th 2022

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AMENDMENT TO AGREEMENT DATED April 7th, 2022, BETWEEN ACORN MANAGEMENT PARTNERS AND GZ6G TECHNOLOGIES CORP.

CHANGE IN FIRST CASH PAYMENT TIMETABLE:

ACORN MANAGEMENT PARTNERS has granted the first cash payment from GZ6G TECHNOLOGIES CORP to be postponed by 45 days following the signed execution of the contract.   If cash payment is not made according to the amended timetable, ACORN MANAGEMENT PARTNERS will retain the right to cancel the contract and all 144 stock shares for the First Period will be considered earned.  As stated in the contract, all additional cash payments will be made by wire or ACH within no later than a 3-day grace period of the due date, which is the 22nd of each month.

COMPENSATION AND PAYMENT OF EXPENSES

In consideration of the Services, the Company agrees to pay to the Consultant the following fees:

•	First Period (6 Months) (April 8, 2022 – October 8th, 2022)

Cash: $11,500 per month

Stock:  $60,000 of Restricted Shares of the company, with the number of Restricted Shares of the company determined by dividing $60,000 by the closing price on the prior day to the execution of contract (issued and sent within 5 days of the execution and sent to the address in set forth below)

Termination.  The Agreement may be terminated at any time by either party for convenience, upon delivery of written notice to the other party.  If the Agreement is terminated by the Company before the end of any period, then the Consultant shall be entitled to receive the entire compensation for the complete period. After such termination of the Agreement, Consultant shall not be entitled to any compensation for any periods that have not started following the date of termination.

(Signatures on next page)

GZ6G Technologies Corp. Correction Authorized:

/s/ Cole Smith
Signature

Cole Smith	CEO
Name	Title

Acorn Management Partners Authorized Signature:

/s/ John R. Exley III
John R. Exley III	C.E.O

4/14/2022

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